Exhibit 99.3

March 15, 2019 Management Presentation Fourth Quarter 2018 Results

1 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic conditions ; • the Company’s ability to attract new clients and retain existing clients ; • the spending patterns and financial success of the Company’s clients ; • the Company’s ability to retain and attract key employees ; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration ; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities ; and • foreign currency fluctuations . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s 2018 Annual Report on Form 10 - K under the caption “Risk Factors”, and in the Company’s other SEC filings .

2 SUMMARY Note: See appendix for definitions of non - GAAP measures » Revenue impacted by client reductions and deferrals; Strongest net new business wins in two years give visibility to improved revenue growth in 1Q » Adjusted EBITDA impacted by the cost of implementing new accounting rules, as well as restructuring - related severance and real estate consolidation expenses; cost structure to meaningfully benefit going into 2019 » Review of strategic alternatives to maximize shareholder value has led to an $100 million investment from The Stagwell Group and the naming of Mark Penn as CEO of MDC Partners » Additionally, the Company has divested Kingsdale and amended its Credit Facility to allow for greater flexibility » Management continues to focus on reducing costs through office consolidation and closures, with a focus on increased profitability and cash generation in 2019

3 » Adopted ASC 606 effective January 1, 2018 using the Modified Retrospective Method, therefore reported results are not comparable with the prior period (which continues to be reported under ASC 605). See slide 6 for a reconciliation. » Revenue of $393.7 million versus $402.7 million (as reported under ASC 605) in 4Q 2017, a decline of 2.3%; excluding the impact of the adoption of ASC 606, revenue was $406.1 million, an increase of 0.8% » Organic revenue decreased 0.3%, including a 305 basis - point benefit from billable pass - through costs » Net loss attributable to MDC Partners common shareholders of $83.7 million versus net income of $187.4 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Net loss attributable to MDC Partners common shareholders was $84.5 million » Adjusted EBITDA of $52.0 million versus $66.8 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Adjusted EBITDA was $50.1 million » Net new business wins of $26.4 million FOURTH QUARTER 2018 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

4 » Adopted ASC 606 effective January 1, 2018 using the Modified Retrospective Method, therefore reported results are not comparable with the prior period (which continues to be reported under ASC 605). See slide 6 for a reconciliation. » Revenue of $1.48 billion versus $1.51 billion (as reported under ASC 605), a decline of 2.5%; excluding the impact of the adoption of ASC 606, revenue was $1.53 billion, or an increase of 0.9% » Organic revenue increased 0.1%, including a 203 basis points benefit from higher billable pass - through costs » Net loss attributable to MDC Partners common shareholders of $132.1 million versus net income of $205.6 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Net loss attributable to MDC Partners common shareholders was $139.0 million » Covenant EBITDA of $183.1 million. Adjusted EBITDA of $162.6 million versus $203.3 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Adjusted EBITDA was 151.8 million » Net new business wins of $76.1 million TWELVE MONTHS 2018 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS 1 Effective January 1, 2018, we adopted ASC Topic 606, “Revenue from Contracts with Customers” (ASC 606). As a result, comparat ive prior periods have not been adjusted and continue to be reported under ASC 605 "Revenue Recognition" (ASC 605). We have provided a reconciliation of the current presentation under ASC 606 to the prior presentation under ASC 605 on page 6 of this presentation. Note: Actuals may not foot due to rounding.

6 IMPACT OF ADOPTION OF ASC 606 ON REPORTED RESULTS 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. 2 The above table summarizes the impact of the adoption of ASC 606 on our US GAAP and non - GAAP performance metrics. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Adjusted to Adjusted to Exclude Impact of Exclude Impact of As Reported Adjustments Adoption of ASC 606 As Reported Adjustments Adoption of ASC 606 Revenue 393.7$ 12.5$ 406.1$ 1,476.2$ 51.6$ 1,527.8$ Costs of services sold 256.1 14.3 270.4 991.2 62.4 1,053.6 Operating profit (loss) (9.1) (1.8) (10.9) 9.7 (10.7) (1.0) Net loss attributable to MDC Partners, Inc. common shareholders (83.8) (0.8) (84.5) (132.1) (6.9) (139.0) Loss per common share - basic and diluted (1.46) (0.02) (1.48) (2.31) (0.12) (2.43) Organic revenue growth (0.3%) - (0.3%) 0.1% - 0.1% Adjusted EBITDA (1) 52.0$ (1.8)$ 50.1$ 162.6$ (10.7)$ 151.8$ margin 13.2% 12.3% 11.0% 9.9% Three Months Ended December 31, 2018 Twelve Months Ended December 31, 2018

REVENUE SUMMARY

(US$ in millions, except percentages)

	Three Months Ended		Twelve Months Ended	
	Revenue $	**% Change**	**Revenue $**	**% Change**
December 31, 2017 (ASC 605)	**$402.7**		**$1,513.8**	
Organic revenue growth (decline)	(1.3)	(0.3%)	0.9	0.1%
Non-GAAP acquisitions (dispositions), net	9.6	2.4%	13.6	0.9%
Foreign exchange impact	(4.9)	(1.2%)	(0.5)	(0.0%)
Impact of adoption of ASC 606 [1]	(12.5)	(3.1%)	(51.6)	(3.4%)
Total change	**(9.1)**	**(2.3%)**	**(37.6)**	**(2.5%)**
December 31, 2018 (ASC 606)	**$393.7**		**$1,476.2**	

- **Organic revenue decline of 0.3%, including a 305 basis point benefit from billable pass-through costs incurred on clients' behalf**

[1] Impact of adoption of ASC 606: In accordance with the adoption of ASC 606, we were required to change certain aspects of our revenue recognition accounting policy as it relates to performance incentives, retainer fees, and certain third-party pass-through and out-of-pocket costs. Under the prior guidelines, performance incentives were recognized in revenue when specific quantitative goals were achieved, or when the Company's performance against qualitative goals was determined by the client. Under ASC 606, the Company now estimates the amount of the incentive that will be earned at the inception and throughout the term of the contract. Additionally, previously, fees for non-refundable retainers were generally recognized on a straight-line basis over the term of the specific customer arrangement. Under ASC 606, an input method is typically used to measure progress and recognize revenue for these types of arrangements. Finally, the adoption of ASC 606 resulted in certain client arrangements previously being accounted for as principal, now being accounted for as agent. In these instances, certain third-party pass-through and out-of-pocket costs which were billed to clients in connection with services being provided, are no longer included in revenue and therefore the revenue recorded is equal to the net amount retained.

Note: Actuals may not foot due to rounding.

7

REVENUE BY GEOGRAPHY AND SEGMENT

(US$ in millions, except percentages)

	Three Months Ended December 31, 2018			Twelve Months Ended December 31, 2018		
	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)
United States	$304.9	0.4%	(1.2%)	$1,153.2	(1.6%)	(1.1%)
Canada	32.4	(6.4%)	0.5%	124.0	0.7%	(0.1%)
North America	*337.3*	*(0.3%)*	*(1.0%)*	*1,277.2*	*(1.4%)*	*(1.0%)*
Other	56.4	(12.7%)	3.3%	199.0	(8.8%)	6.4%
Total	**$393.7**	**(2.3%)**	**(0.3%)**	**$1,476.2**	**(2.5%)**	**0.1%**
Global Integrated Agencies	$188.5	(11.1%)	(2.9%)	$698.9	(12.4%)	(5.0%)
Domestic Creative Agencies	26.6	(2.0%)	(0.9%)	102.1	(2.3%)	(3.5%)
Specialized Communications	49.3	4.8%	11.4%	179.1	3.8%	2.2%
Media Services	36.3	(17.5%)	(20.8%)	140.8	(15.3%)	(9.3%)
All Other	93.0	28.2%	12.2%	355.5	30.1%	20.3%
Total	**$393.7**	**(2.3%)**	**(0.3%)**	**$1,476.2**	**(2.5%)**	**0.1%**

- **Excluding the impact of the adoption of ASC 606, Q4 revenue was $406.1 million**
- **4Q 2018 organic revenue growth impacted by project cancellations and delays**

[1] Due to changes in the Company's internal management and reporting structure during 2018, reportable segment results for 2017 presented have been recast to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Source Marketing, previously within the All Other category, was included within the Doner operating segment, which is aggregated into the Global Integrated Agencies reportable segment, 2) Yamamoto, previously within the All Other category, was included within the Domestic Creative Agencies reportable segment, and 3) Bruce Mau Design, Hello Design and Northstar Research Partners, previously within the All Other category, and Varick Media Management, previously within the Media Services reportable segment, were included into a newly formed operating segment, Yes & Company, which is aggregated within the Media Services reportable segment.

Note: Actuals may not foot due to rounding

8

9 Year - over - Year Growth by Category » Top 10 clients remained flat at approximately 23% of revenue versus a year ago (largest <5%) REVENUE BY CLIENT INDUSTRY Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis, normalized for the impact of adoption of ASC 606. Q4 2018 Mix Q4 2018 2018 YTD Above 10% Transportation and Travel/Lodging, Technology, Other Transportation and Travel/Lodging, Other 0% to 10% Consumer Products, Financials Consumer Products, Technology, Healthcare, Financials Below 0% Automotive, Retail, Food & Beverage, Communications, Healthcare Food & Beverage, Automotive, Retail, Communications Other 10% Food & Beverage 21% Communications 13% Retail 10% Consumer Products 11% Healthcare 8% Financials 8% Tachnology 8% Automotive 5% Transportation and Travel/Lodging 6%

ADJUSTED EBITDA

(US$ in millions, except percentages)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2018 (ASC 606)	2017 (ASC 605)	*% Change*	2018 (ASC 606)	2017 (ASC 605)	*% Change*
Advertising and Communications Group	$ 60.4	$ 74.2	*(18.6) %*	$ 201.3	$ 235.9	*(14.6) %*
Global Integrated Agencies	35.7	42.1	*(15.1) %*	92.6	115.5	*(19.8) %*
Domestic Creative Agencies	4.7	4.7	*(0.7) %*	21.2	22.2	*(4.2) %*
Specialist Communications	5.2	8.0	*(35.3) %*	24.7	28.1	*(12.0) %*
Media Services	1.4	3.7	*(61.7) %*	4.6	17.0	*(73.0) %*
All Other	13.4	15.7	*(14.7) %*	58.2	53.1	*9.6 %*
Corporate Group	(8.4)	(7.3)	*(15.0) %*	(38.8)	(32.4)	*(19.8) %*
Adjusted EBITDA (1)	**$ 52.0**	**$ 66.8**	***(22.3) %***	**$ 162.6**	**$ 203.5**	***(20.1) %***
margin	*13.2%*	*16.6%*		*11.0%*	*13.4%*	

- **YTD 2018 Adjusted EBITDA included $17.9 million of costs related to ASC 606 adoption professional fees, restructuring-related severance, and real-estate consolidation expense**

[1] Adjusted EBITDA is a non-GAAP measure. See appendix for the definition.

[2] Due to changes in the Company's internal management and reporting structure during 2018, reportable segment results for 2017 have been recast to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Source Marketing, previously within the All Other category, was included within the Doner operating segment, which is aggregated into the Global Integrated Agencies reportable segment, 2) Yamamoto, previously within the All Other category, was included within the Domestic Creative Agencies reportable segment, and 3) Bruce Mau Design, Hello Design and Northstar Research Partners, previously within the All Other category, and Varick Media Management, previously within the Media Services reportable segment, were included into a newly formed operating segment, Yes & Company, which is aggregated within the Media Services reportable segment.

Note: Actuals may not foot due to rounding.

10

11 SUMMARY OF CASH FLOW 1 Effective January 1, 2018, we adopted ASU 2016 - 15, "Statement of Cash Flows", which clarifies how cash receipts and cash payment s in certain transactions are presented and classified on the statement of cash flows. We applied ASU 2016 - 15 on a retrospective basis, and accordingly the prior period has been reclassified to conform t o the new standard. (US$ in millions) 2018 2017 Net cash provided by operating activities $17.3 $71.8 Net cash used in investing activities (50.4) (20.9) Net cash provided by (used in) financing activities 21.4 (32.6) Effect of exchange rate changes on cash, cash equivalents and cash held in trusts 0.1 (0.8) Net increase (decrease) in cash, cash equivalents and cash held in trusts including cash classified within assets held for sale (11.6) 17.5 Net decrease in cash, cash equivalents, and cash held in trusts classified within assets held for sale (8.3) - Net increase (decrease) in cash, cash equivalents and cash held in trusts ($19.9) $17.5 Twelve Months Ended December 31,

12 APPENDIX

REVENUE TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2016 (ASC 605)					2017 (ASC 605)					2018 (ASC 606)				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD
Revenue															
United States	$252,199	$272,992	$274,506	$304,016	$1,103,712	$274,682	$304,463	$289,701	$303,517	$1,172,364	$256,524	$295,268	$296,544	$304,856	$1,153,192
Canada	28,406	33,614	30,233	31,848	124,101	26,470	30,583	31,418	34,622	123,093	26,379	33,086	32,132	32,403	124,000
North America	280,605	306,606	304,739	335,864	1,227,813	301,152	335,046	321,119	338,140	1,295,457	282,903	328,354	328,676	337,260	1,277,193
Other	28,437	30,442	44,515	54,578	157,972	43,548	55,487	54,680	64,608	218,323	44,066	51,389	47,154	56,402	199,011
Total	**$309,042**	**$337,048**	**$349,254**	**$390,442**	**$1,385,785**	**$344,700**	**$390,533**	**$375,799**	**$402,747**	**$1,513,779**	**$326,968**	**$379,743**	**$375,831**	**$393,662**	**$1,476,203**
% of Revenue															
United States	81.6%	81.0%	78.6%	77.9%	79.6%	79.7%	78.0%	77.1%	75.4%	77.4%	78.5%	77.8%	78.9%	77.4%	78.1%
Canada	9.2%	10.0%	8.7%	8.2%	9.0%	7.7%	7.8%	8.4%	8.6%	8.1%	8.1%	8.7%	8.5%	8.2%	8.4%
North America	90.8%	91.0%	87.3%	86.0%	88.6%	87.4%	85.8%	85.4%	84.0%	85.6%	86.5%	86.5%	87.5%	85.7%	86.5%
Other	9.2%	9.0%	12.7%	14.0%	11.4%	12.6%	14.2%	14.6%	16.0%	14.4%	13.5%	13.5%	12.5%	14.3%	13.5%
Total	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**
Total Growth %															
United States	0.1%	0.6%	1.5%	4.4%	1.7%	8.9%	11.5%	5.5%	(0.2%)	6.2%	(6.6%)	(3.0%)	2.4%	0.4%	(1.6%)
Canada	(4.8%)	(5.1%)	2.3%	(6.9%)	(3.8%)	(6.8%)	(9.0%)	3.9%	8.7%	(0.8%)	(0.3%)	8.2%	2.3%	(6.4%)	0.7%
North America	(0.4%)	(0.1%)	1.6%	3.2%	1.1%	7.3%	9.3%	5.4%	0.7%	5.5%	(6.1%)	(2.0%)	2.4%	(0.3%)	(1.4%)
Other	39.5%	2.2%	57.0%	62.2%	40.8%	53.1%	82.3%	22.8%	18.4%	38.2%	1.2%	(7.4%)	(13.8%)	(12.7%)	(8.8%)
Total	**2.3%**	**0.1%**	**6.3%**	**8.8%**	**4.5%**	**11.5%**	**15.9%**	**7.6%**	**3.2%**	**9.2%**	**(5.1%)**	**(2.8%)**	**0.0%**	**(2.3%)**	**(2.5%)**
Organic Revenue Growth (Decline) %															
United States	(1.2%)	(0.1%)	1.0%	4.3%	1.1%	8.9%	11.5%	6.0%	1.3%	6.7%	(1.8%)	(2.1%)	0.7%	(1.2%)	(1.1%)
Canada	4.5%	(0.6%)	2.0%	(6.0%)	(0.2%)	(7.6%)	(0.5%)	0.2%	3.8%	(1.4%)	(1.1%)	(2.6%)	7.5%	0.5%	(0.1%)
North America	(0.6%)	(0.1%)	1.1%	3.2%	1.0%	7.2%	10.0%	5.4%	1.5%	5.9%	(1.8%)	(2.6%)	1.4%	(1.0%)	(1.0%)
Other	41.4%	4.7%	19.1%	9.5%	16.5%	(11.1%)	28.5%	23.8%	14.2%	15.1%	19.8%	3.7%	2.0%	3.3%	6.4%
Total	**2.2%**	**0.3%**	**2.7%**	**3.8%**	**2.3%**	**5.6%**	**11.7%**	**7.8%**	**3.3%**	**7.0%**	**1.0%**	**(1.7%)**	**1.5%**	**(0.3%)**	**0.1%**
Growth % from Foreign Exchange															
United States	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.0%)	(0.0%)
Canada	(9.3%)	(4.6%)	0.3%	0.5%	(3.2%)	3.2%	(4.6%)	4.2%	4.9%	1.8%	4.3%	4.0%	(4.3%)	(3.8%)	(0.2%)
North America	(1.0%)	(0.5%)	0.0%	0.1%	(0.3%)	0.3%	(0.5%)	0.4%	0.5%	0.2%	0.4%	0.4%	(0.4%)	(0.4%)	(0.0%)
Other	(4.3%)	(3.0%)	(7.4%)	(13.4%)	(7.5%)	(9.8%)	(11.7%)	3.0%	7.4%	(0.6%)	10.0%	3.4%	(5.1%)	(5.6%)	(0.1%)
Total	**(1.2%)**	**(0.7%)**	**(0.6%)**	**(1.2%)**	**(0.9%)**	**(0.6%)**	**(1.5%)**	**0.8%**	**1.4%**	**0.1%**	**1.6%**	**0.8%**	**(1.1%)**	**(1.2%)**	**(0.0%)**
Growth % from Acquisitions (Dispositions), net															
United States	1.3%	0.7%	0.4%	0.2%	0.6%	0.0%	0.0%	(0.5%)	(1.4%)	(0.5%)	(1.5%)	1.1%	2.3%	2.9%	1.2%
Canada	0.0%	0.0%	0.0%	(1.5%)	(0.4%)	(2.4%)	2.0%	(0.5%)	0.0%	(1.2%)	0.0%	0.0%	0.0%	0.0%	0.0%
North America	1.2%	0.6%	0.4%	0.0%	0.5%	(0.2%)	(0.2%)	(0.5%)	(1.3%)	(0.6%)	(1.4%)	1.0%	2.1%	2.6%	1.1%
Other	2.4%	0.5%	45.3%	66.1%	31.9%	74.1%	65.5%	(3.9%)	(3.2%)	23.7%	(2.7%)	(1.3%)	0.3%	1.4%	(0.4%)
Total	**1.3%**	**0.6%**	**4.3%**	**6.2%**	**3.2%**	**6.6%**	**5.7%**	**(0.9%)**	**(1.6%)**	**2.2%**	**(1.5%)**	**0.6%**	**1.8%**	**2.4%**	**0.9%**

Note: See appendix for definitions of non-GAAP measures
Note: Actuals may not foot due to rounding

13

14 ADJUSTED EBITDA TRENDING SCHEDULE 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition 2 Prior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospe cti ve basis we no longer include the acquisition deal cost adjustment but we continue to disclose this metric for your reference. Note: Actuals may not foot due to rounding. (US$ in thousands, except percentages) 2016 (ASC 605) 2017 (ASC 605) 2018 (ASC 606) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 YTD ADVERTISING AND COMMUNICATIONS GROUP Revenue $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $375,800 $402,747 $1,513,779 $326,968 $379,743 $375,830 $393,662 $1,476,203 Operating income (loss) 21,678 36,868 (3,700) 37,703 92,549 16,969 36,069 47,944 71,833 172,815 (561) 43,912 20,642 860 64,853 Depreciation and amortization 10,823 10,926 11,053 12,059 44,861 10,588 10,467 10,997 10,324 42,376 12,151 11,543 10,935 10,805 45,434 Goodwill and other asset impairment - - 29,631 18,893 48,524 - - - 3,238 3,238 - - 21,008 56,732 77,740 Stock - based compensation 3,881 4,880 4,623 5,094 18,478 4,345 5,023 5,903 6,945 22,216 3,789 4,382 4,622 964 13,757 Acquisition deal costs (2) 65 402 639 31 1,137 - - - - - - - - - - Deferred acquisition consideration adjustments 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 (2,462) (18,173) (4,898) 2,586 (5,067) 11,003 (8,979) (457) Distributions from non - consolidated affiliates - - - - - - 105 - - 105 - - - - - Adjusted EBITDA (1) $42,774 $52,777 $53,398 $64,569 $213,518 $43,334 $55,969 $62,382 $74,167 $235,852 $17,965 $54,770 $68,210 60,382 $201,327 CORPORATE GROUP Revenue $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Operating loss (13,130) (12,801) (7,051) (11,136) (44,118) (8,570) (9,688) (10,724) (11,874) (40,856) (14,072) (13,140) (18,024) (9,921) (55,157) Depreciation and amortization 397 510 359 319 1,585 310 299 255 234 1,098 224 160 199 179 762 Goodwill and other asset impairment - - - - - - - - 1,177 1,177 2,317 - - - 2,317 Stock - based compensation 804 650 605 466 2,525 605 517 477 535 2,134 1,248 1,221 1,620 570 4,659 Acquisition deal costs (2) 488 505 167 343 1,503 - - - - - - - - - - Distributions from non - consolidated affiliates - - 1,247 802 2,049 - - 1,118 2,716 3,834 20 11 478 270 779 Other items, net 1,486 252 (2,463) 371 (354) 135 (100) 330 (112) 253 122 (68) 7,346 479 7,879 Adjusted EBITDA (1) ($9,955) ($10,884) ($7,136) ($8,835) ($36,810) ($7,521) ($8,971) ($8,544) ($7,324) ($32,360) ($10,141) ($11,816) ($8,381) (8,423) ($38,761) TOTAL Revenue $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $375,800 $402,747 $1,513,779 $326,968 $379,743 $375,830 $393,662 $1,476,203 Operating income (loss) 8,548 24,067 (10,751) 26,567 48,431 8,399 26,381 37,220 59,959 131,959 (14,633) 30,772 2,618 (9,061) 9,696 Depreciation and amortization 11,220 11,436 11,412 12,378 46,446 10,898 10,766 11,252 10,558 43,474 12,375 11,703 11,134 10,984 46,196 Goodwill and other asset impairment - - 29,631 18,893 48,524 - - - 4,415 4,415 2,317 - 21,008 56,732 80,057 Stock - based compensation 4,685 5,530 5,228 5,560 21,003 4,950 5,540 6,380 7,480 24,350 5,037 5,603 6,242 1,534 18,416 Acquisition deal costs (2) 553 907 806 374 2,640 - - - - - - - - - - Deferred acquisition consideration adjustments 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 (2,462) (18,173) (4,898) 2,586 (5,067) 11,003 (8,979) (457) Distributions from non - consolidated affiliates - - 1,247 802 2,049 - 105 1,118 2,716 3,939 20 11 478 270 779 Other items, net 1,486 252 (2,463) 371 (354) 135 (100) 330 (112) 253 122 (68) 7,346 479 7,879 Adjusted EBITDA (1) $32,819 $41,893 $46,262 $55,734 $176,708 $35,813 $46,998 $53,838 $66,843 $203,492 $7,824 $42,954 $59,829 51,959 $162,566

RECONCILIATIONS

(US$ in millions)

	2016					2017					2018				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD
Non-GAAP acquisitions (dispositions), net															
GAAP revenue from current year acquisitions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 11,066	$ 12,734	$ 12,317	36,117
GAAP revenue from prior year acquisitions *	6,556	2,817	17,083	24,657	51,113	18,552	24,983	-	-	43,535	-	-	-	-	-
Impact of adoption of ASC 606 exclusion	-	-	-	-	-	-	-	-	-	-	-	450	(1,122)	504	(168)
Foreign exchange impact	39	7	113	1,343	1,502	1,046	1,341	-	-	2,387	-	-	-	-	-
Contribution to organic revenue (growth) decline **	(2,783)	(896)	(3,142)	(3,300)	(10,121)	1,470	(6,399)	-	-	(4,929)	-	(3,417)	(945)	(3,243)	(7,608)
Prior year revenue from dispositions ***	-	-	-	(499)	(499)	(691)	(660)	(3,153)	(6,108)	(10,607)	(5,261)	(5,592)	(3,847)	-	(14,700)
Non-GAAP acquisitions (dispositions), net	$ 3,812	$ 1,928	$ 14,054	$ 22,201	$ 41,995	$ 20,377	$ 19,265	$ (3,153)	$ (6,108)	$ 30,386	$ (5,261)	$ 2,507	$ 6,820	$ 9,578	$ 13,644
Other items, net															
SEC investigation and class action litigation expenses	$ 1,486	$ 1,359	$ 767	$ 454	$ 4,066	$ 339	$ 382	$ 330	$ 287	$ 1,338	$ 122	$ 235	$ (88)	$ 131	$ 400
SEC final settlement payment	-	-	-	1,500	1,500	-	-	-	-	-	-	-	-	-	-
D&O insurance proceeds	-	(1,107)	(3,230)	(1,583)	(5,920)	(204)	(482)	-	(399)	(1,085)	-	(303)	(231)	(24)	(558)
Severance and other restructuring expenses	-	-	-	-	-	-	-	-	-	-	-	-	7,665	372	8,037
Total other items, net	$ 1,486	$ 252	$ (2,463)	$ 371	$ (354)	$ 135	$ (100)	$ 330	$ (112)	$ 253	$ 122	$ (68)	$ 7,346	$ 479	$ 7,879
Cash interest, net & other															
Cash interest paid	$ (25,703)	$ (1,212)	$ (1,063)	$ (36,692)	$ (64,670)	$ (999)	$ (30,567)	$ (758)	$ (30,571)	$ (62,895)	$ (649)	$ (30,765)	$ (1,597)	$ (31,001)	$ (64,012)
Bond interest accrual adjustment	11,995	(15,680)	(14,625)	20,800	2,490	(14,625)	14,625	(14,625)	14,625	-	(14,625)	14,625	(14,625)	14,625	-
Adjusted cash interest paid	(13,708)	(16,892)	(15,688)	(15,892)	(62,180)	(15,624)	(15,942)	(15,383)	(15,946)	(62,895)	(15,274)	(16,140)	(16,222)	(16,376)	(64,012)
Interest income	178	203	218	209	808	227	178	145	209	759	148	159	91	227	625
Total cash interest, net & other	$ (13,530)	$ (16,689)	$ (15,470)	$ (15,683)	$ (61,372)	$ (15,397)	$ (15,764)	$ (15,238)	$ (15,737)	$ (62,136)	$ (15,126)	$ (15,981)	$ (16,131)	$ (16,149)	$ (63,387)
Capital expenditures, net															
Capital expenditures	$ (5,539)	$ (7,909)	$ (6,275)	$ (9,709)	$ (29,432)	$ (9,413)	$ (11,748)	$ (7,149)	$ (4,653)	$ (32,958)	$ (3,799)	$ (5,890)	$ (5,548)	$ (5,032)	$ (20,269)
Landlord reimbursements	-	871	248	3,651	4,770	75	3,146	1,357	1,858	6,436	219	851	291	442	1,808
Total capital expenditures, net	$ (5,539)	$ (7,038)	$ (6,027)	$ (6,058)	$ (24,662)	$ (9,338)	$ (8,597)	$ (5,792)	$ (2,795)	$ (26,522)	$ (3,580)	$ (5,039)	$ (5,257)	$ (4,590)	$ (18,461)
Miscellaneous other disclosures															
Net income attributable to the noncontrolling interests	$ 859	$ 1,254	$ 1,059	$ 2,046	$ 5,218	$ 883	$ 2,214	$ 3,491	$ 8,787	$ 15,375	$ 897	$ 2,545	$ 2,458	$ 5,885	$ 11,785
Cash taxes	$ 143	$ 664	$ 1,991	$ 97	$ 2,895	$ 1,293	$ 2,130	$ 3,486	$ 1,190	$ 8,099	$ 1,333	$ 1,293	$ 2,196	$ (986)	$ 3,836

* GAAP revenue from prior year acquisitions for 2018 and 2017 relates to acquisitions which occurred in 2017 and 2016, respectively.

** Contributions to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.

*** Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.

Note: Actuals may not foot due to rounding.

15

16 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) December 31, 2018 December 31, 2017 Commitment Under Facility $325.0 $325.0 Drawn 68.1 - 30.0$ 30.0$ Undrawn Letters of Credit 4.7 5.1 Undrawn Commitments Under Facility $252.2 $319.9 Total Cash & Cash Equivalents 30.9 46.2 Liquidity $283.0 $366.1

17 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($1.4 million as of December 31, 2018 and $2.9 million as of December 31, 2017), and it does not include minority interest. 5 Based on borrowings as of December 31, 2018. Excludes capital leases, other outstanding debt and letters of credit, and Defer red Acquisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $325 million Credit Facility Covenants (1) $68 $900 2018 2019 2020 2021 2022 2023 2024 2021 Credit Facility 2024 Senior Notes

18 SENIOR SECURED REVOLVING CREDIT FACILITY AMENDMENT On March 12, 2019, the Company entered into an amendment (the “Amendment”) to the existing senior secured revolving credit facility, dated as of May 3, 2016 (as amended, the “Credit Agreement”). The Amendment provides financial covenant relief by increasing the total leverage ratio applicable on each testing date after the Amendment through the period ending December 31, 2020 from 5.5:1.0 to 6.25:1.0. The total leverage ratio applicable on each testing date after December 31, 2020 will revert to 5.5:1.0. The Amendment also, among other things, modifies certain restrictive covenants in the Credit Agreement to provide the Company with increased flexibility as to the use of proceeds of the Kingsdale divestiture. Pursuant to its rights under the Credit Agreement, the Company has elected to reduce the aggregate maximum amount of revolving commitments provided by the lenders under the Credit Agreement to $250.0 million from $325.0 million.

19 TEMPORAL PUT OBLIGATIONS AND IMPACT ON ADJUSTED EBITDA 1 This amount is in addition to (i) $31.5 million of options to purchase only exercisable upon termination not within the contr ol of the Company, or death, and (ii) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders sho uld the Company acquire the remaining ownership interests. Note: Actuals may not foot due to rounding Incremental (US$ in millions) Cash Stock Total Income in Period 2019 $4.7 $0.0 $4.7 $2.4 2020 2.3 0.0 2.3 0.0 2021 4.1 0.1 4.2 1.8 2022 2.9 0.0 2.9 0.0 Thereafter 3.3 0.0 3.3 0.2 Total $17.3 $0.1 $17.4(1) $4.4 Effective Multiple 4.0x Estimated Put Impact at December 31, 2018 Payment Consideration

20 DEFINITION OF NON - GAAP MEASURES Note: A reconciliation of non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on March 15, 2019. In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentati on certain financial results that the Securities and Exchange Commission defines as "non - GAAP financial measures." Management believes that such non - GAAP financial measures, when r ead in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Com pan y's results. Such non - GAAP financial measures include the following: Organic Revenue: Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respective l y, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth, excluding the impact of adopting ASC 606. The ac qui sition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were dispo sed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Com pany has held throughout each of the comparable periods presented, and (b) “non - GAAP acquisitions (dispositions), net”. Non - GAAP acquisitions (dispositions), net consists of ( i ) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for ac quisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking in to account their respective pre - acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of dur ing the equivalent period in the prior year. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock - based co mpensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. Prior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospective basis we no longer include the acquisition deal cost adjustment. Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. We believe that the presentation of Covenant EBITDA is appropriate as it eliminates the effect of certain non - cash and other items not necessarily indicative of a company’s underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about th e c alculation of, and compliance with, certain financial covenants in the Credit Agreement. Included in the Company’s earnings release and supplemental management presentation are tables reconciling MDC Partners’ repo rte d results to arrive at certain of these non - GAAP financial measures.

MDC Partners Innovation Center 745 Fifth Avenue, Floor 19 New York, NY 10151 646 - 429 - 1800 www.mdc - partners.com